PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES	12 Months Ended
Dec. 31, 2023
Other Receivables, Net, Current [Abstract]
PREPAID EXPENSES AND OTHER CURRENT RECIVABLES
NOTE 5 - PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES:

Prepaid expenses and other current receivables consist of the following:

	December 31
	2023	2022
Advances to suppliers	11,960	11,898
Prepaid expenses	3,041	1,928
Government institutions	948	879
Income tax	66	44
Other	253	345
Total other current receivables	16,268	15,094